Informal translation dated 2 May 2022

RIDER LEASE AGREEMENT        Exhibit 10.1

to

LEASE OF OFFICE ACCOMMODATION

and other commercial accommodation within the meaning of article 7:230a of the Dutch Civil Code

SIGNATORIES

Kadans Science Partner XIII B.V., having its registered office in 5076 PB Haaren at Rijksweg 5, registered in the trade register under number 73038954,

hereafter referred to as 'Lessor',

AND

Merus N.V., having its registered office in 3584 CM Utrecht at Yalelaan 62, registered in the trade register under number 30189136,

hereafter referred to as 'Lessee',

Lessor and Lessee hereinafter together to be referred to as the 'Parties'.

TAKE THE FOLLOWING INTO CONSIDERATION

-	On 19 July 2019, the Parties have signed a Lease Agreement, hereafter referred to as the 'Lease Agreement' with regard to the Leased Property.
-	The Parties wish to have two documents form an additional part of the Lease Agreement, namely the mobility plan (Annex 8) and the Green Lease (Annex 9), hereafter referred to as the ‘Annexes’.
-	The Parties wish to lay down the attachment of the Annexes to the Lease Agreement in this rider.

HAVE AGREED

1.	That the provisions of the Lease Agreement shall remain in full force and effect.

2.	That the annexes mentioned below form an (additional) integral part of the Lease Agreement:
o	Annex 8: The mobility plan
o	Annex 9: The Green Lease

3.	That capitalized terms in this rider will have the same meaning as these same terms in the Lease Agreement.

Thus agreed and signed in duplicate at,

PS

Informal translation dated 2 May 2022

LessorLessee

Peter Silverman (Feb 1, 2022 10:49 GMT+1)

Name: Michel Leemhuis

Job title: CEO

Name: Peter Silverman

Job title:

Date:

Feb 2, 2022

Date:

Feb 1, 2022

Lessor

Name: Chiel van Dijen

Job title: Commercieel Directeur

Date: Feb 2, 2022

PS